UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017
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Bristow Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2103 City West Blvd., 4th Floor Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant's telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2017, Mr. William J. Collins III departed the Company as Senior Vice President, Operations (the “Effective Departure Date”). Mr. Collins and the Company have entered into a Separation Agreement and Release in Full, dated June 30, 2017 (the “Separation Agreement”) to specify the terms of his departure from the Company, pursuant to which he will receive benefits generally consistent with the termination without cause terms set forth in the Bristow Group Inc. Management Severance Benefits Plan for U.S. Employees effective June 4, 2014 (the “Severance Plan”).
Pursuant to the Separation Agreement and Severance Plan, Mr. Collins will be entitled to each of the following items:

•	Cash Payments

◦
A lump sum cash payment of $575,606 will be paid to Mr. Collins on or prior to August 8, 2017 (the “Payment Date”) as severance pay equal to twelve months salary, his target bonus for fiscal year 2018 and a pro-rated portion of his target bonus covering the period from April 1, 2017 to the Effective Departure Date;

◦
The Company will pay Mr. Collins his annual bonus for the fiscal year ended March 31, 2017, in accordance with the Company’s Annual Incentive Compensation Plan and based on actual performance results, in the amount of $30,733; and

◦	A separate payment of $19,175 will be paid to Mr. Collins on or prior to the Payment Date as payment for unused vacation days.

•	Miscellaneous Benefits

◦	Mr. Collins will also receive outplacement services for up to twelve months following the Effective Departure Date;

◦	The Company will pay to Mr. Collins certain relocation benefits under the Company’s U.S. Relocation Policy so long as he complies with the conditions and terms thereof; and

◦	The Company will reimburse Mr. Collins and his beneficiaries for COBRA insurance coverage for up to 18 months starting on the first day of the month following the Effective Departure Date.

The Separation Agreement contains certain restrictive covenants and confidentiality provisions, including non-compete, non-solicitation and non-disparagement obligations continuing for twelve months after the Effective Departure Date.
The description of the Separation Agreement set forth above is qualified in its entirety by the Separation Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the payments, awards, and benefits above is qualified in its entirety by the Severance Plan, which is filed as Exhibit 10.70 to the Form 10-K filed by the Company on May 20, 2015 and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and Release in Full dated June 30, 2017 between the Company and William J. Collins III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: July 6, 2017	By:	/s/ David C. Searle
David C. Searle Interim General Counsel and Corporate Secretary